SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the registrant |X|
Filed by a Party other than the Registrant | |
Check the appropriate box:
         |X|      Preliminary Proxy Statement
         | |      Definitive Proxy Statement
         | |      Definitive Additional Materials
         | |      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
         | |      Confidential, For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2)


                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         |X|      No Fee Required
         | |      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transactions applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5)      Total fee paid:

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         | |      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

         | |      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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

         (2)      Form, Schedule or Registration Statement no.:

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         (3)      Filing party:

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         (4)      Date filed:

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 26, 1999

                                   -----------


TO OUR STOCKHOLDERS:

         Notice is hereby given that the 1999 Annual Meeting of Stockholders of The Producers Entertainment Group Ltd. "TPEG" or the "Company") will be held at the Beverly Hilton, located at 9876 Wilshire Blvd., Beverly Hills, California 90210, on May 26, 1999 at 10:00 a.m., California time. The Annual Meeting is being held for the following purposes:

         1. To elect a Board of five (5) Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected;

         2. To consider and vote upon a proposed amendment to the Company's Restated Certificate of Incorporation to change the name of the Company from The Producers Entertainment Group Ltd. to IAT Resources Corporation;

         3. Pursuant to the stockholder approval requirements of the Nasdaq SmallCap Market, to consider and vote upon a proposal to approve the issuance of shares of Common Stock issuable upon the conversion and/or exercise, as the case may be, of the Company's Series E Convertible Preferred Stock and Warrants issued pursuant to the Securities Purchase Agreement with Augustine Fund, L.P., which, together with shares of Common Stock previously issued under the Company's Series D and E Convertible Preferred Stock and Warrants pursuant to the Securities Purchase Agreement with Augustine Fund, L.P., will be in excess of 20% of the number of shares of Common Stock outstanding before the issuance;

         4. Pursuant to the stockholder approval requirements of the Nasdaq SmallCap Market, to consider and vote upon a proposal to approve the issuance of the Company's Common Stock issuable upon conversion of the Company's Series C-2 and C-3 Convertible Preferred Stock to Strategic Capital Consultants and Mountaingate Productions pursuant to the terms of the Securities Purchase Agreements, dated as of January 14, 1999, which, together with the shares of Common Stock previously issued to Strategic Capital Consultants and Mountaingate Productions, will be in excess of 20% of the number of shares of Common Stock outstanding before the issuance and could be considered a change in control of the Company;

         5. To consider and vote upon a proposed amendment to the Company's 1998 Stock Incentive Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the plan from 2,000,000 shares to 3,000,000 shares;

         6. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only stockholders of record of the Common Stock of the Company at the close of business on APRIL 21, 1999 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             Arthur H. Bernstein
                                             SECRETARY

Los Angeles, California 90036
__________, 1999

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.

                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 1999

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Producers Entertainment Group Ltd., a Delaware corporation ("TPEG" or the "Company"), for use at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Beverly Hilton, located at 9876 Wilshire Boulevard, Beverly Hills, California 90210, on May 26, 1999 at 10:00 a.m., California time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board's Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

         All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the stockholder be voted in accordance with the recommendations of the Board set forth in this Proxy Statement. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

         The close of business on APRIL 21, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements of the Annual Meeting. At the record date, ___________ shares of common stock, par value $0.001 per share (the "Common Stock"), were outstanding, and the Company had approximately _______ stockholders of record. The Common Stock is the only outstanding class of securities of the Company entitled to vote at the Annual Meeting.

         A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The five nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The amendment of the Restated Certificate of Incorporation to effect a change in the name of the Company requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. For purposes of the vote to amend the Restated Certificate of Incorporation, abstentions and broker non-votes will be counted as votes cast against approval of the amendment of the Restated Certificate of Incorporation. The issuance of the Company's Common Stock made pursuant to the Securities Purchase Agreements with Augustine Fund, LP , Strategic Capital Consultants and Mountaingate Productions, respectively, requires the affirmative vote of a majority of the total votes cast on each proposal in person or by proxy. For purposes of the vote to approve the issuance of the Company's Common Stock, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of each of these proposals. The approval of the amendment to the 1998 Stock Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. With respect to the amendment to the 1998 Stock Incentive Plan, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the Annual Meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of the amendment to the 1998 Stock Incentive Plan.

         This Proxy Statement and the accompanying Proxy were mailed to stockholders on or about April __, 1999.

                       NOMINEES FOR ELECTION AS DIRECTORS

         In accordance with the Bylaws of TPEG (the "Bylaws"), the Company's directors are elected at each Annual Meeting of Stockholders and hold office until the next election of directors and until their successors are duly elected. The Bylaws provide that the Board shall consist of no fewer than two and no more than nine directors as determined from time to time by the Board. The Board currently consists of five directors.

         Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any postponement or adjournment thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

         The Board proposes the election of the following nominees as directors:

         1.       Ivan Berkowitz
         2.       Arthur H. Bernstein
         3.       Thomas A. Daniels
         4.       Michael Iscove
         5.       Irwin Meyer

         If elected, each nominee is expected to serve until the 2000 Annual Meeting of Stockholders and thereafter until his or her successor is duly elected and qualified. The five nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

INFORMATION WITH RESPECT TO NOMINEES AND EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the nominees and executive officers of the Company as of March 31, 1999:

                                         YEAR FIRST
                            AGE AT       ELECTED OR
                          MARCH 31,      APPOINTED
             NAME            1999         DIRECTOR                     PRINCIPAL OCCUPATION
             ----            ----         --------                     --------------------
Ivan Berkowitz                53            1999      Mr. Berkowitz has been director of the Company since
                                                      February 1999. Since 1993, Mr. Berkowitz has served
                                                      as Managing General Partner of Steib & Company, also
                                                      a privately held New York based investment company.
                                                      Between 1995 and 1997, Mr.Berkowitz served as Chief
                                                      Executive Officer of PolyVision Corporation. Between
                                                      1990 and 1994, Mr. Berkowitz served as Chairman of the
                                                      Board of Directors of Migdalei Shekel. Currently, Mr.
                                                      Berkowitz serves on the Board of Directors of the
                                                      following public companies: Propierre, a real estate
                                                      fund, HMG WorldWide, a manufacturer of point of
                                                      purchase displays, PolyVision Corporation, a manufacturer
                                                      of school products and displays, and Migdalei Shekel, a
                                                      real estate company based in Tel Aviv. Since 1989, Mr.
                                                      Berkowitz has served as President of Great Court Holdings
                                                      Corporation, a privately held New York based investment
                                                      company. Mr. Berkowitz holds a BA (cum laude) from Brooklyn
                                                      College, an MBA in Finance from Baruch College, City
                                                      University of New York and a Ph.D. in International Law
                                                      from Cambridge University, England.

Arthur H. Bernstein           36            1995      Mr. Bernstein has been a director of the Company since
                                                      February 1995 and has served as the Executive Vice
                                                      President of the Company since October 1997 as well
                                                      as the Company's Secretary since March 1995.
                                                      Between June 1992 and October 1997, Mr. Bernstein
                                                      served as a Senior Vice President of TPEG and was the
                                                      Company's Vice President-Business and Legal Affairs
                                                      from September 1991 to June 1992.  Prior to this, from
                                                      July 1989 to August 1991, Mr. Bernstein was the
                                                      Director of Legal and Business Affairs for New World
                                                      Entertainment Ltd., a television production and
                                                      distribution company.  From 1987 to June 1989, he was
                                                      Assistant General Counsel of Four Star International,
                                                      Inc., a television production and distribmpany.
                                                      Mr. Bernstein received a B.S. in finance and marketing
                                                      from Philadelphia College of Textiles and Sciences in
                                                      1984 and his law degree from Temple University in 1987.


                                         YEAR FIRST
                            AGE AT       ELECTED OR
                          MARCH 31,      APPOINTED
             NAME            1999         DIRECTOR                     PRINCIPAL OCCUPATION
             ----            ----         --------                     --------------------
-
Thomas A. Daniels             45          1998        Mr. Daniels has been a director of the Company since
                                                      July 1998.  Since the Company's acquisition of
                                                      MediaWorks in July 1998, Mr. Daniels has served as
                                                      President of MediaWorks.  Mr. Daniels, along with
                                                      Mr. Craig Sussman, founded MediaWorks in 1996.
                                                      From 1992 until 1995, Mr. Daniels served as an
                                                      Executive Consultant of International Distribution for
                                                      Landmark Entertainment Group.  From 1989 until
                                                      1992, Mr. Daniels served as Executive Vice President
                                                      of Blake Edward's Television, Paramount Pictures
                                                      Television.

Michael Iscove                48            1997      Mr. Iscove has been a director of the Company since
                                                      October 1997.  Since June 1995, Mr. Iscove has served
                                                      as the Chairman, President and Chief Executive Officer
                                                      of Sirius Corporate Finance Inc., a consulting firm
                                                      providing strategic planning, corporate finance,
                                                      restructuring and mergers and acquisitions support.
                                                      Prior to that, from April 1986 to June 1995, Mr. Iscove
                                                      was the President of Creative Fusion, a consulting
                                                      company.  In 1978, Mr. Iscove received a Chartered
                                                      Accounts Designation in accounting from The Canadian
                                                      Institute of Chartered Accountants.  In 1972, Mr.
                                                      Iscove received a B.A. degree in English from York
                                                      University, Toronto, Canada.

Irwin Meyer                   63            1989      Mr. Meyer has been a director of TPEG since its
                                                      inception in 1989 and has served as its Chief Executive
                                                      Officer since February 1995.  Since January 1999,  Mr.
                                                      Meyer has been Chairman of the Board of Directors.
                                                      At various times prior to October 1997, Mr. Meyer
                                                      served as TPEG's Chairman of the Board (April 1996-
                                                      October 1997; January 1991-June 1992); Co-Chairman
                                                      of the Board (February 1990-December 1990) and
                                                      President (February 1995-October 1997).  Mr. Meyer
                                                      was an executive producer of seven of TPEG's made-
                                                      for-television movies.  In 1995 he was nominated for
                                                      Producer of the Year by the Producers Guild of
                                                      America.  Mr. Meyer received the Antoinette Perry
                                                      ("Tony") Award, the New York Drama Critics Circle
                                                      Award, the Drama Desk Award, the Outer Critics
                                                      Circle Award and the Cue Magazine Golden Apple
                                                      Award for his 1977 production of the musical "Annie."
                                                      Mr. Meyer is a member of the Academy of Motion
                                                      Picture Arts and Sciences and the Academy of
                                                      Television Arts and Sciences.  He holds a B.S. from
                                                      New York University.

BOARD MEETINGS AND COMMITTEES

         The Board has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Michael Iscove and Ivan Berkowitz. Responsibilities of the Audit Committee include (i) reviewing financial statements and consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls,
(ii) reviewing the scope of the independent auditors' activities and the fees of the independent auditors and (iii) maintaining good communications among the Audit Committee, the Company's independent auditors and the Company's management on accounting matters. One meeting of the Audit Committee was held during the fiscal year ended June 30, 1998, and no meetings of the Audit Committee have been held since June 30, 1998.

         The Compensation Committee currently consists of Michael Iscove and Ivan Berkowitz. The Compensation Committee is responsible for considering and making recommendations to the Board regarding executive compensation. One meeting of the Compensation Committee was held during the fiscal year ended June 30, 1998, and one meeting of the Compensation Committee has been held since June 30, 1998.

         The Board held six meetings and acted by written consent on two occasions during the fiscal year ended June 30, 1998. No director attended less than 75% of all the meetings of the Board and those committees on which he served in 1998.

         The Company does not have a standing Nominating Committee; the full Board performs the functions of the Nominating Committee.

COMPENSATION OF DIRECTORS

         Employee directors of the Company do not receive any compensation for attending Board or Committee meetings. Non-employee directors of the Company each receive an annual grant of stock options to purchase 25,000 shares of the Common Stock of the Company. When requested by the Company to attend Board meetings in person, it is the policy of the Company to reimburse directors for reasonable travel and lodging expenses incurred in attending these Board meetings.


                             EXECUTIVE COMPENSATION

         The information relating to executive compensation is herein incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, under Item 10 B Executive Compensation.


           CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         The information relating to certain transactions with directors and executive officers is herein incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, under Item 12 B Certain Relationships and Related Transactions.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission" or "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by the Commission regulations to furnish the Company with copies of Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.


                             PRINCIPAL STOCKHOLDERS

         The information relating to principal stockholders is herein incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, under Item 11 B Security Ownership of Certain Beneficial Owners and Management.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board approved the engagement of Singer Lewak Greenbaum & Goldstein LLP as its independent auditors for the year ending June 30, 1998 to replace Kellogg & Andelson Accountancy Corporation ("Kellogg & Andelson"), who resigned as auditors of the Company effective June 22, 1998. Kellogg & Andelson advised TPEG that Kellogg & Andelson could no longer provide services as independent accountants for publicly held companies. The change in independent public accountants was filed with the Commission on Form 8-K on June 29, 1998.

         Kellogg & Andelson audited the financial statements of TPEG as of June 30, 1996 and 1997, and the related statements of operations, stockholders' equity and cash flows for the years ended June 30, 1996 and 1997 (collectively, the "Financial Statements"). Kellogg & Andelson's reports on the Financial Statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of TPEG's financial statements for the years ended June 30, 1996 and 1997, and in the subsequent interim period through June 22, 1998, there were no disagreements with Kellogg & Andelson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Kellogg & Andelson would have caused Kellogg & Andelson to make reference to the subject matter of the disagreements in their reports.

         Representatives of Singer Lewak Greenbaum & Goldstein LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


         The Board has nominated Messrs. Ivan Berkowitz, Arthur H. Bernstein, Thomas A. Daniels, Michael Iscove and Irwin Meyer to serve as directors of the Company for a one-year term. Each nominee, if elected, will hold office until the 2000 annual meeting of stockholders at which time his term of office expires, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other persons for the office of director as the Board may recommend in the place of such nominee.

         THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE FIVE NOMINEES NAMED ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   PROPOSAL 2
                           AMENDMENT TO THE COMPANY'S
                      RESTATED CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY


         The Board of the Company has approved, subject to stockholder approval, a proposed amendment to the Company's Restated Certificate of Incorporation (the "Amendment") which will effect a change in the name of the Company from The Producers Entertainment Group Ltd. to IAT Resources Corporation (the "Name Change"). The complete text of the Amendment is set forth as Exhibit "A" to this Proxy Statement. The Board of Directors believes that it is in the best interest of the Company to effect the Name Change in order to more accurately reflect the Company's change in direction in terms of new areas of business.

         The Amendment will be presented to stockholders in the form of a resolution as follows:

RESOLVED, that Article Second of the Restated Certificate of Incorporation of this Corporation be amended so that such Article, as amended, shall be and read as follows:

         2.    The name of the corporation is IAT RESOURCES CORPORATION.

         If the Name Change is approved by the requisite vote of the Company's stockholders, the Name Change will be effective upon the close of business on the date of filing of the Amendment with the Delaware Secretary of State, which filing is expected to take place shortly after the Annual Meeting. If this proposal is not approved by the stockholders, then the Amendment will not be filed.

         RECOMMENDATION AND REQUIRED VOTE

         The Board has unanimously approved the Name Change. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required to approve the Amendment. For purposes of the vote to amend the Restated Certificate of Incorporation, abstentions and broker non-votes will be counted as votes cast against approval of the Amendment of the Restated Certificate of Incorporation. The Board is of the opinion that the Amendment is advisable and in the best interests of the Company and recommends a vote FOR the approval of the Amendment. All proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed proxy card.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO EFFECT THE NAME CHANGE OF THE COMPANY, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   PROPOSAL 3
                  APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES
                         OF COMMON STOCK PURSUANT TO THE
             SECURITIES PURCHASE AGREEMENT WITH AUGUSTINE FUND, L.P.


         The Common Stock of the Company is traded on the Nasdaq SmallCap Market. Rule 4310(c)(25)(H) of The Nasdaq Stock Market, Inc. Marketplace Rules requires stockholder approval to be obtained prior to issuing common stock (or shares convertible into common stock) in a transaction other than a public offering at a price less than the greater of book or market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or is greater than 20% of the common stock or voting power of the company outstanding prior to issuance.

         Pursuant to the Securities Purchase Agreement (as defined below), Augustine Fund, LP ("Augustine") may acquire under certain circumstances up to 5,500,000 shares of Series D, Series E and Series F Preferred Stock. In addition, pursuant to the Securities Purchase Agreement, for each purchase by Augustine of Series D and E Preferred Stock, Augustine received a like number of shares of Series F Preferred Stock. In accordance with these terms, Augustine acquired 50,000 shares of Series D Convertible Preferred Stock, par value $0.001 per share, and in connection therewith, 50,000 shares of Series F Convertible Preferred Stock, par value $0.001 per share, in July and August 1998 and 25,000 shares of Series E Convertible Preferred Stock, par value $0.001 per share, and in connection therewith 25,000 shares of Series F Convertible Preferred Stock in September 1998. On January 25, 1999 and February 16, 1999, Augustine acquired 75,000 shares and 100,000 shares, respectively of the Series E Preferred Stock and, in connection therewith, 175,000 shares of Series F Convertible Preferred Stock. The Securities Purchase Agreement provides for the future purchases of Series E Convertible Preferred Stock by Augustine, as more particularly described below. The Company and Augustine have also entered into new negotiations for the future purchase of shares of the Company's Series E Convertible Preferred Stock.

         In connection with the transactions contemplated by the Securities Purchase Agreement, for certain services rendered to the Company by its placement agent, BridgeWater Capital Corporation ("BridgeWater"), the Company agreed to issue warrants (the "Warrants") to BridgeWater to purchase the number of shares of Common Stock that is equivalent to 4% of the total dollar value of any Series D and E Preferred Stock sold pursuant to the Securities Purchase Agreement. Accordingly, in connection with the sale of the Series D Preferred Stock, the Company issued warrants to purchase an aggregate of 20,000 shares of Common Stock to BridgeWater and its designees. In connection with the sale of the Series E Preferred Stock made in September 1998 and January and February 1999, the Company issued warrants to purchase an aggregate of 80,000 shares of Common Stock to BridgeWater and its designees.

         In the event that Nasdaq aggregates the issuances of the Series D and E Convertible Preferred Stock and the Warrants issued in connection with the Series D and E issuances made in July and September 1998 with the issuance of the Series E Convertible Preferred Stock and the Warrants issued in connection with the Series E issuance made in January and February 1999 (such transactions are more particularly described below), stockholder approval is required to the extent that future issuances under either the terms of the Securities Purchase Agreement or any related agreement or a separately negotiated written agreement entered into by the Company and Augustine, aggregated with all prior issuances, upon conversion or exercise, as the case may be, exceeds 19.99% of the outstanding Common Stock of the Company.

         THE SECURITIES PURCHASE AGREEMENT WITH AUGUSTINE FUND, L.P.

         On July 31, 1998, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Augustine Fund, L.P. Pursuant to the terms of the Securities Purchase Agreement, on July 31, 1998, the Company issued to Augustine 25,000 shares of the Company's Series D Convertible Preferred Stock for $10.00 per share. A subsequent closing was held in August 1998, pursuant to which the Company issued Augustine an additional 25,000 shares of the Company's Series D Convertible Preferred Stock for $10.00 per share. The terms of the Series D Convertible Preferred Stock allowed Augustine to convert the Preferred Stock into Common Stock, at any time after the earlier of (i) the date on which a registration statement filed with the Securities and Exchange Commission, covering the Common Stock into which the Series D Convertible Preferred Stock is convertible, is declared effective and (ii) the date which is 120 days from the date of issuance of the Series D Convertible Preferred Stock. The shares of Series D Convertible Preferred Stock are convertible into that number of shares of the Company's Common Stock as equals $10.00 per share of Series D Convertible Preferred Stock tendered, plus accumulated and unpaid dividends, divided by the lesser of (A) 100% of the average of the closing bid prices per share of the Company's Common Stock on the Nasdaq stock market for the five trading days preceding the date of purchase of the Series D Convertible Preferred Stock; (B) 80% of the average of the closing bid prices for the five trading days preceding conversion; or (C) the post adjustment exercise price per share of the Common Stock purchasable pursuant to a certain warrant.

         The Company filed on September 1, 1998 a registration statement covering the Common Stock underlying the shares of Series D Convertible Preferred Stock, 50,000 shares of the Series F Convertible Preferred Stock and the Warrants issued in connection with the Series D issuance. The registration statement was declared effective on September 18, 1998.

         The Securities Purchase Agreement also provides for the future purchases of shares of Series E Convertible Preferred Stock by Augustine, assuming certain conditions are met. Under the terms of the Securities Purchase Agreement, Augustine agreed to purchase and the Company agreed to sell, over a 24 month period, a minimum of 150,000 shares of Series E Convertible Preferred Stock and up to a maximum of 500,000 shares of the Series E Preferred Stock, in a series of tranches, each of which tranche was to be a minimum of 10,000 shares and a maximum of 30,000 shares.

         The conditions also included the following:

         1. the subsequent tranche would not close until 15 days after the date on which either (x) a registration statement as contemplated by the Registration Rights Agreement and covering all Registrable Securities (as defined) was declared effective by the SEC or (y) a Registration Statement covering the resale of all Registrable Securities underlying all shares of Preferred Stock previously issued is declared effective;

         2. each of the representations and warranties of the Company made in the Purchase Agreement, the Registration Rights Agreement and Escrow Agreement shall be true and correct and the Company shall have performed all required obligations;

         3. the average daily dollar trading volume for the common stock for the prior 20 trading days must equal or exceed $40,000. In addition, the maximum number of Series E Convertible Preferred Shares sold shall be based on the Average Dollar Volume (in accordance with a chart in the agreement - i.e., if the minimum Average Daily Volume is $40,000, then the maximum draw down available to the Company is $100,000);

         4. the average closing bid price for the Common Stock for the ten trading days prior to the date of the closing must equal or exceed $.625 per share; and

         5. the number of shares issuable upon conversion of the Series E Convertible Preferred Shares then purchased, together with the shares of Common Stock issued prior thereto pursuant to the transaction documents shall not exceed 20% of the outstanding shares of the Company's common stock.

         In September 1998, the Company sold to Augustine 25,000 shares of the Company's Series E Convertible Preferred Stock for $10.00 per share. At the time, the Company had been informed by counsel that condition 1 above could not be met as the SEC did not allow the registration in advance of common stock underlying preferred stock subject to an equity line. Additionally, the Company and Augustine entered into an agreement dated September 17, 1998 pursuant to which Augustine agreed to waive condition number 3. The terms of the Series E Convertible Preferred Stock allowed Augustine to convert the Preferred Stock into Common Stock, at any time after issuance. The shares of Series E Convertible Preferred Stock are convertible into that number of shares of the Company's

Common Stock as equals $10.00 per share of Series E Convertible Preferred Stock tendered, plus accumulated and unpaid dividends, divided by the lesser of (A) 82.5% of the average of the closing bid prices for the five trading days preceding conversion; or (B) the post adjustment exercise price per share of the common stock purchasable pursuant to a certain warrant.

         The Series D and E Convertible Preferred Stock issued pursuant to the Securities Purchase Agreement and the Warrants issued to BridgeWater in connection therewith are not subject to any preemptive rights.

         The Company filed on September 18, 1998 a registration statement covering the Common Stock underlying the 25,000 shares of Series E Convertible Preferred Stock and 25,000 shares of the Series F Convertible Preferred Stock. The registration statement was declared effective on September 23, 1998.

         On January 25, 1999 and February 16, 1999, the Company sold to Augustine 75,000 shares of the Company's Series E Convertible Preferred Stock and 100,000 shares of the Company's Series E Convertible Preferred Stock, respectively, for $10.00 per share. At the time of the sales, the Company met only conditions number 3 and 4 to closing under the Purchase Agreement.

         Accordingly, the Company and Augustine negotiated a new sale, without giving effect to any of the prior terms or conditions of the Securities Purchase Agreement. Because the Company already had authorized the Series E Convertible Preferred Stock, the Company sold to Augustine shares of the Series E Convertible Preferred Stock. As part of the new agreement with Augustine, the Company issued to Augustine a warrant to acquire 250,000 shares of the Company's Common Stock.

         Augustine has agreed to provide the Company with equity financing in connection with the sales of the Series D, E and F Convertible Preferred Stock in an aggregate gross amount up to $5,500,000. The Company received gross proceeds from the sale of the Series D Convertible Preferred Stock in July and August 1998 in the amount of $500,000. The Company's net proceeds from such sale were approximately $460,000. The Company's gross proceeds from the sale of the Series E Convertible Preferred Stock in September 1998 was $250,000, the net proceeds of which were approximately $230,000. The Company received gross proceeds from the sale of each of the Series E Convertible Preferred Stock in January and February 1999 in the amount of $1,750,000, of which approximately $1,600,000 constitute the net proceeds. The Company has devoted the net proceeds for working capital purposes. The Company anticipates issuing the additional shares of Series E Convertible Preferred Stock to Augustine and Warrants in connection therewith to BridgeWater in the future.

         The Company and Augustine have agreed to continue to work together in the future and the Company believes that Augustine will continue to provide equity funding to the Company. Accordingly, the Board believes that it is important to the Company to obtain the approval of the stockholders with respect to future stock issuances.

         If this Proposal is not approved by the stockholders, then the Company will be required to locate new sources of financing for the Company.

         EFFECT OF THE ISSUANCE OF COMMON STOCK UNDERLYING THE ISSUANCE OF ADDITIONAL PREFERRED STOCK AND WARRANTS

         The future issuance of the Series E Convertible Preferred Stock and the Warrants issued in connection therewith will upon conversion or exercise, as the case may be, increase the number of outstanding shares of Common Stock. As a result of the increase in the number of outstanding shares of Common Stock upon conversion of the Series E Convertible Preferred Stock and/or exercise of the Warrants issued in connection therewith, the economic interests and voting rights of each stockholder will be diluted.

         RECOMMENDATION AND REQUIRED VOTE

         The issuance at a discount of a number of shares of the Company's Common Stock equal to or in excess of 20% of the number of shares of the Company's Common Stock outstanding before the issuance requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy. With respect to this proposal, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of this proposal. The Board is of the opinion that the issuance of the Common Stock upon the conversion of the Preferred Stock and/or exercise of the Warrants, as the case may be, is advisable and in the best interests of the Company and recommends a vote "FOR" the approval of this Proposal 3. All proxies will be voted to approve this Proposal 3 unless a contrary vote is indicated on the enclosed proxy card.

                  THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ISSUANCE OF ADDITIONAL COMMON STOCK ISSUABLE UPON THE CONVERSION OF PREFERRED STOCK AND/OR EXERCISE OF THE WARRANTS, AS THE CASE MAY BE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   PROPOSAL 4
                  APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES
                               OF COMMON STOCK TO
           STRATEGIC CAPITAL CONSULTANTS AND MOUNTAINGATE PRODUCTIONS

         Pursuant to Rule 4310(c)(25)(H) of The Nasdaq Stock Market, Inc. Marketplace Rules, stockholder approval is required prior to the issuance of common stock issuable upon the conversion of preferred stock if such issuance is equal to 20% or more of the outstanding common stock of the company prior to the issuance and is made for less than the greater of book or market value of the stock or if the issuance could constitute a change in control of the Company.

         Pursuant to that certain Securities Purchase Agreement by and between the Company and Strategic Capital Consultants ("Strategic"), dated as of January 14, 1999 (the "Strategic Agreement"), Strategic purchased 1,500,000 shares of the Series C-2 Convertible Preferred Stock, par value $0.001 per share, and 1,000,000 shares of the Series C-3 Convertible Preferred Stock, par value $0.001 per share (collectively, and together with the Series C-1 Convertible Preferred Stock, par value $0.001, the "Series C Convertible Preferred Stock") for a purchase price of $2,500. Strategic serves as the Company's financial advisor. Of the shares of Series C Convertible Preferred Stock purchased, all 1,500,000 shares of the Series C-2 Convertible Preferred Stock are convertible at a fixed rate of $0.50 per share and all 1,000,000 shares of the Series C-3 Convertible Preferred Stock are convertible at a fixed rate of $1.00 per share. As of the effective date of the Strategic Agreement, the conversion prices for the shares of each of the Series C-2 Convertible Preferred Stock and the Series C-3 Convertible Preferred Stock were above market value. The closing sales price of the Company's Common Stock on January 14, 1999 was $0.3125. The Series C-3 Convertible Preferred Stock shares may not be converted until January 14, 2000. As a condition to the purchase of the shares, Strategic may convert up to a maximum of 500,000 shares of the Series C-2 and C-3 Convertible Preferred Stock every three months.

         Pursuant to that certain Securities Purchase Agreement by and between the Company and Mountaingate Productions ("Mountaingate"), dated as of January 14, 1999 (the "Mountaingate Agreement" and, together with the Strategic Agreement, the "Agreements"), Mountaingate purchased for $3,000, 2,000,000 shares of the Series C-1 Convertible Preferred Stock convertible at a fixed rate of $0.82 per share and 1,000,000 shares of the Series C-3 Convertible Preferred Stock convertible at a fixed rate of $1.00 per share. Mountaingate has provided production services to the Company since October 1, 1995. Mountaingate is owned by Alison Meyer Marcus and Patricia Meyer, Mr. Irwin Meyer's adult children. As of the effective date of the Mountaingate Agreement, the conversion prices for the shares of each of the Series C-1 Convertible Preferred Stock, convertible at $0.82, and the Series C-3 Convertible Preferred Stock, convertible at $1.00, were above market value. The closing sales price of the Company's Common Stock on January 14, 1999 was $0.3125. The Series C-3 Convertible Preferred Stock shares may not be converted until January 14, 2000.

         Although the Company agreed to issue each of the Series C-1, C-2 and Series C-3 Convertible Preferred Stock at a fixed conversion price above market value at the date of the Agreements, the issuance of the underlying Common Stock upon conversion of the Preferred Stock will exceed 20% of the Company's outstanding Common Stock. The Company believes it prudent to request stockholder approval prior to the issuance of the Series C-1, C-2 and C-3 Convertible Preferred Stock, due to the number of shares to be issued. To the extent that this issuance could be considered a change in control under the Nasdaq requirements, the issuance requires prior stockholder approval. As of the date of the Agreements, the Company had 8,469,732 shares of outstanding Common Stock. Based on the fixed conversion rates of the Series C-2 and C-3 Convertible Preferred Stock as described above, the issuance of the 3,000,000 shares to Strategic Capital represents approximately 35.42% of the outstanding Common Stock at January 14, 1999 and the issuance of the 3,000,000 shares to Mountaingate Productions represents approximately 35.42% of the outstanding Common Stock. Due to the additional issuances of Common Stock since January 14, 1999, the issuance of 3,000,000 shares of Common Stock represents, as of the record date, approximately ____% of the outstanding Common Stock.

         The Series C Convertible Preferred Stock is not subject to any preemptive rights.

         The Company received $5,500 in gross proceeds from the sale of the Series C-1, C-2 and C-3 Convertible Preferred Stock. The Company devoted the net proceeds to working capital. Upon Strategic's and Mountaingate's conversion of the Series C-1, C-2 and C-3 Convertible Preferred Stock, the Company will receive an additional $4,390,000.

         If this Proposal is not approved by the stockholders, then the Company will be required to locate new sources of financing.

         TERMS OF THE SERIES C CONVERTIBLE PREFERRED STOCK

         The following is a summary description of the terms of the Series C Convertible Preferred Stock as set forth in the Certificate of Designations, Preferences, Limitations and Relative Rights of Series C Convertible Preferred Stock of the Company dated as of __________ ____, 1999 and as filed with the Secretary of State of the State of Delaware on _____________, 1999(the "Series C Stock Certificate").

         VOTING RIGHTS. The shares of the Series C Convertible Preferred Stock are entitled to no voting rights. Any corporate action that may require a vote of the holders of the Series C Convertible Preferred Stock as a class shall be deemed to have been approved by that class upon the affirmative vote of the holders of a majority of the issued and outstanding Series C Convertible Preferred Stock unless a higher voting requirement is imposed by the Delaware General Corporation Law. If any corporate action shall require a vote of the holders of the Series C Convertible Preferred Stock other than as a class, the Series C Convertible Preferred Stock shall vote with the Company's Common Stock as if the Series C Convertible Preferred Stock had been fully converted three
(3) business days prior to the date of the vote.

         DIVIDENDS. The shares of the Series C Convertible Preferred Stock are entitled to receive non-cumulative dividends from the date of issuance at the rate of 8% per year per Preferred Share, payable quarterly in arrears in cash, or, at the option of the Company, in shares of its Free-Trading Common Stock (as defined below), provided, however that such dividends will only be paid in the event the Company has earnings in any fiscal year greater than $1.5 million. Notwithstanding the preceding sentence, should the Company in its discretion determine to pay said dividends in shares of Free-Trading Common Stock, then all unpaid dividends shall be paid at the time of each conversion of the Series C Convertible Preferred Stock, such that upon each conversion of the Series C Convertible Preferred Stock, the Company shall pay all unpaid dividends owed as of the date of such conversion. "Free-Trading Common Stock" shall mean shares of Common Stock that are either "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), but for which the resales of such shares have been registered under a registration statement filed with the Commission or are otherwise freely tradable without restriction.

         REDEMPTION. Except for the foregoing provisions, the Series C Convertible Preferred Stock shall not be redeemable at any time prior to January 1, 2004. Thereafter, the Company, on the sole authority of its Board of Directors, may, at its option and at any time prior to notice of conversion of the Series C Convertible Preferred Stock, redeem all or any part of the Series C Convertible Preferred Stock at the time issued and outstanding for an amount in cash equal to 110% of $0.001 per share plus any unpaid dividends. Except as otherwise provided in the Series C Stock Certificate, if less than all of the Series C Convertible Preferred Stock are to be redeemed, then such redemption shall be pro rata based on the number of shares of Series C Convertible Preferred Stock owned of record by each Series C Convertible Preferred Stock holder.

         CONVERSION. No holder of the Series C Convertible Preferred Stock may directly or indirectly effect a "short sale" of the Company's Common Stock for the holder's own account or for the account of a Related Person (as defined below). Each share of the Series C Convertible Preferred Stock is convertible into one share of Common Stock. Each share of the Series C-1 Convertible Preferred Stock may be converted, at any time at the option of the holder in its sole and absolute discretion, into one share of Common Stock, at a price of $0.82 per share. Each share of the Series C-2 Convertible Preferred Stock may be converted, at any time at the option of the holder in its sole and absolute discretion, into one share of Common Stock, at a price of $0.50 per share. Beginning at any time after January 14, 2000, each share of Series C-3 Convertible Preferred Stock may be converted, at the option of the holder in its sole and absolute discretion, into one share of Common Stock, at a price of $1.00 per share. "Related Person" shall mean (A) any member of the holder's immediate family (B) any entity of which the holder is an officer, director or holder of a position having comparable duties or responsibilities; (C) any entity in which the holder is the owner of an equity interest; and (D) any person which would be deemed to be an "affiliate" of the holder as that term is defined in the Securities Act or the rules and regulations promulgated thereunder.

         At the option of the Company, if any shares of Series C Convertible Preferred Stock remain outstanding on June 30, 2005, then all or any part of such Series C Convertible Preferred Stock as the Company elects shall be converted in accordance with the procedures set forth in the Series C Stock Certificate.

         RIGHTS ON LIQUIDATION. In the event of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, resulting in any distribution of its assets to its stockholders, the holders of the Series C Convertible Preferred Stock then issued and outstanding shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, an amount equal to $0.001 per share, and no more, before any payment or distribution of the assets of the Company is made to or set apart for the holders of Common Stock. If the assets of the Company distributable to the holders of the Series C Convertible Preferred Stock are insufficient for payment to them of the full preferential amount described above, such assets shall be distributed ratably among the holders of the Series C Convertible Preferred Stock. The holders of the Common Stock shall be entitled to the exclusion of the holders of the Series C Convertible Preferred Stock to share in all remaining assets of the Company in accordance with their respective interests. All shares of the Series C Convertible Preferred Stock shall (i) rank senior to any class or series of capital stock of the Company hereafter created (unless otherwise agreed to by a majority of the holders of the Series C Convertible Preferred Stock then outstanding), and (ii) shall rank junior to all of the preferred stock of the Company issued and outstanding as of the date of the Series C Stock Certificate.

         EFFECT OF THE ISSUANCE OF ADDITIONAL COMMON STOCK AND COMMON STOCK ISSUABLE UPON CONVERSION OF THE PREFERRED STOCK.

         The issuance of the Common Stock and Common Stock issuable upon Strategic's and Mountaingate's conversion of the Series C-1, C-2 and C-3 Convertible Preferred Stock will increase the number of outstanding shares of Common Stock. As a result of the increase in the number of shares of Common Stock, the economic interests and voting rights of each stockholder will be diluted.

         RECOMMENDATION AND REQUIRED VOTE

         The issuance of a number shares of the Company's Common Stock equal to or in excess of 20% of the number of shares of the Company's Common Stock outstanding before the issuance or that may result in a change of control of the Company requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy. With respect to this proposal, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the Meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of this proposal. The Board is of the opinion that the issuance of the Common Stock issuable upon the conversion of the Preferred Stock is advisable and in the best interests of the Company and recommends a vote FOR the approval of this Proposal
4. All proxies will be voted to approve this Proposal 4 unless a contrary vote is indicated on the enclosed proxy card.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ISSUANCE OF COMMON STOCK AND COMMON STOCK ISSUABLE UPON THE CONVERSION OF PREFERRED STOCK TO STRATEGIC AND MOUNTAINGATE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   PROPOSAL 5
           APPROVAL OF THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN

         GENERAL

         The Board of Directors has approved an amendment (the "Plan Amendment") to the 1998 Stock Incentive Plan (the "1998 Plan") to increase the number of shares of Common Stock available for issuance under the 1998 Plan from 2,000,000 shares to 3,000,000 shares. The complete text of the Plan Amendment is attached hereto as Exhibit "B". The Plan Amendment is being submitted to the stockholders for approval.

         The Board of Directors approved the Plan Amendment to ensure that a sufficient number of shares are available for issuance under the 1998 Plan. The 1998 Plan provides for the issuance of awards to purchase shares of the Company's Common Stock to non-employee directors, officers, employees and consultants of the Company. At April 21, 1999, approximately ____ persons were eligible to receive awards under the 1998 Plan and 1,975,000 shares remained available for grants of awards under the 1998 Plan. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing contributions of key personnel to the success of the Company. In addition, stock-based compensation can be valuable in recruiting and retaining key personnel who are in great demand as well as rewarding and providing incentives to the Company's current directors, officers, employees and consultants. The increase in the number of shares available for awards under the 1998 Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.

         As of April 21, 1999, the last reported sales price of the Common Stock on the Nasdaq SmallCap Market was $________ per share.

         SUMMARY OF THE 1998 PLAN

         The following is a summary of the principal features of the 1998 Plan.

         PURPOSE. The purpose of the 1998 Plan is to advance the interests of the Company and its stockholders by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all stockholders of the Company.

         ADMINISTRATION. The 1998 Plan may be administered by the Board of the Company, or a committee of the Board whose members shall serve at the pleasure of the Board. The party administering the 1998 Plan is referred to herein as the "Administrator." Subject to the provisions of the 1998 Plan, the Administrator has full and final authority (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the 1998 Plan, (ii) to determine the type, size and terms of individual awards to be made to each person selected, (iii) to determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards,
(iv) to amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 1998 Plan, and (vii) to make any and all other determinations which the Administrator determines to be necessary or advisable in the administration of the 1998 Plan. The Administrator shall have full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the 1998 Plan and for the conduct of its business as the Administrator deems necessary or advisable.

         ELIGIBILITY. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), shall be eligible to be considered for the grant of awards under the 1998 Plan. No Participant may receive awards representing more than 50% of the number of shares of Common Stock covered by the 1998 Plan.

         TYPES OF AWARDS. Awards authorized under the 1998 Plan may consist of any type of arrangement with a Participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of the Company's Common Stock, or a derivative security with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the Administrator shall determine is consistent with the objectives and limitations of the 1998 Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         CONSIDERATION. The Common Stock or other property underlying an award may be issued for any lawful consideration as determined by the Administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. In addition, an award may permit the recipient to pay the purchase price of the Common Stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such award.

         TERMINATION OF AWARDS. All awards granted under the 1998 Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of Common Stock not purchased thereunder shall again be available for issuance under the 1998 Plan.

         AMENDMENT AND TERMINATION OF THE 1998 PLAN. The Administrator may amend the 1998 Plan at any time, may suspend it from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the 1998 Plan. However, no such action by the Board or stockholders may unilaterally alter or impair any award previously granted under the 1998 Plan without the consent of the recipient of the award. In any event, the 1998 Plan shall terminate on the tenth anniversary of the date the 1998 Plan is approved by the stockholders unless sooner terminated by action of the Board.

         EFFECT OF SECTION 16(b) OF THE EXCHANGE ACT. The acquisition and disposition of Common Stock by officers, directors and greater-than-ten percent stockholders of the Company ("Insiders") pursuant to awards granted to them under the 1998 Plan may be subject to Section 16(b) of the Exchange Act. Pursuant to Section 16(b), a purchase of common stock by an Insider within six months before or after a sale of common stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceeds the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from
Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 1998 Plan is designed to comply with Rule 16b-3.

         OMNIBUS BUDGET RECONCILIATION ACT IMPLICATIONS FOR EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain "performance-based" compensation that has been approved by the Company's stockholders is not subject to the deduction limit. The 1998 Plan is intended to qualify as performance-based compensation which is not subject to the $1,000,000 limitation of Section 162(m) of the Code.

         FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

         As of April 21, 1999, the only type of award granted by the Company has been stock options. The following is a general discussion of the principal tax considerations for both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options"), and is based upon the tax laws and regulations of the United States existing as of the date hereof, all of which are subject to modification at any time. The 1998 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised, the optionee will recognize mid-term or long-term capital gain or loss when he or she disposes of his or her Common Stock depending on the length of the holding period. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition.

         If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option within two years after being granted the option or within one year after acquiring the Common Stock, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised or (b) the fair market value at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as long-term, mid-term or short-term capital gain, depending upon the length of time the shares have been held.

         The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirement has not been satisfied.

         For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

         CONSEQUENCES TO EMPLOYEES: NON-STATUTORY STOCK OPTIONS. No income is recognized by a holder of Non- statutory Stock Options at the time Non-statutory Stock Options are granted under the 1998 Plan. In general, at the time shares of Common Stock are issued to a holder pursuant to exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

         A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of Non- statutory Stock Options in an amount equal to the difference between the selling price and the tax basis of the Common Stock, which will include the price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term, mid-term or long-term capital gain or loss depending upon the length of time the shares have been held.

         CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee as ordinary income.

         CONSEQUENCES TO THE COMPANY: NON-STATUTORY STOCK OPTIONS. Generally, the Company will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

         RECOMMENDATION AND REQUIRED VOTE

         The Approval of the Plan Amendment requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the Annual Meeting. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 1998 PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any stockholder who intends to present a proposal at the next Annual Meeting of stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 12, 1999.


                             SOLICITATION OF PROXIES

         It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.


                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY INCORPORATES HEREIN BY REFERENCE INFORMATION SET FORTH IN THE ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JUNE 30, 1998. THE COMPANY IS PROVIDING TO STOCKHOLDERS ALONG WITH THIS PROXY STATEMENT THE ANNUAL REPORT ON FORM 10-KSB AND THE COMPANY'S QUARTERLY REPORTS ON FORM 10-QSB, WHICH HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE QUARTERS ENDED SEPTEMBER 30, 1998 AND DECEMBER 31, 1998.



                       ON BEHALF OF THE BOARD OF DIRECTORS

                               ARTHUR H. BERNSTEIN
                                    SECRETARY

LOS ANGELES, CALIFORNIA 90036
-----------------------------

EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                     THE PRODUCERS ENTERTAINMENT GROUP LTD.

THE UNDERSIGNED, BEING THE PRESIDENT AND SECRETARY, RESPECTIVELY, OF THE PRODUCERS ENTERTAINMENT GROUP LTD. (THE "CORPORATION") DO HEREBY CERTIFY AS
FOLLOWS:

1.  THE NAME OF THE CORPORATION IS THE PRODUCERS ENTERTAINMENT GROUP LTD.

2. THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION IS HEREBY AMENDED TO CHANGE THE NAME OF THE CORPORATION FROM THE PRODUCERS ENTERTAINMENT GROUP LTD. TO IAT RESOURCES CORPORATION.

3. THE FOREGOING AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION HAS BEEN DULY ADOPTED BY THE CORPORATION'S BOARD OF DIRECTORS AND STOCKHOLDERS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE DELAWARE GENERAL CORPORATION LAW.

IN WITNESS WHEREOF, THE UNDERSIGNED HAVE SUBSCRIBED THIS DOCUMENT ON THE DATE SET FORTH BELOW.


DATED:                                           ATTEST:
       ----------------


------------------------------------             -------------------------------
IRWIN MEYER, CHIEF EXECUTIVE OFFICER             ARTHUR BERNSTEIN, SECRETARY

EXHIBIT B

                                    AMENDMENT
                                       TO
                            1998 STOCK INCENTIVE PLAN
                                       OF
                     THE PRODUCERS ENTERTAINMENT GROUP LTD.

         WHEREAS, THE PRODUCERS ENTERTAINMENT GROUP LTD., A DELAWARE CORPORATION (THE "COMPANY"), MAINTAINS THE 1998 STOCK INCENTIVE PLAN OF THE COMPANY, EFFECTIVE AS OF APRIL 28, 1998 (THE "STOCK INCENTIVE PLAN"); AND

         WHEREAS, PURSUANT TO SECTION 9 OF THE STOCK INCENTIVE PLAN, THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD") MAY AMEND THE STOCK INCENTIVE PLAN FROM TIME TO TIME;

         NOW THEREFORE, BE IT RESOLVED, THAT EFFECTIVE AS OF MAY 26, 1999, THE STOCK INCENTIVE PLAN BE, AND IT HEREBY, IS AMENDED AS FOLLOWS.

         1. THE FIRST SENTENCE OF SECTION 5 SHALL BE AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

               THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED OR ISSUABLE PURSUANT TO ALL AWARDS UNDER THE 1998 PLAN (INCLUDING AWARDS IN THE FORM OF INCENTIVE STOCK OPTIONS AND NON-STATUTORY STOCK OPTIONS) SHALL NOT EXCEED AN AGGREGATE OF 3,000,000 SHARES OF COMMON STOCK, SUBJECT TO ADJUSTMENT AS PROVIDED IN SECTION 7 OF THE 1998 PLAN.

         RESOLVED FURTHER, THAT THIS AMENDMENT TO THE STOCK INCENTIVE PLAN SHALL BE PRESENTED TO THE STOCKHOLDERS OF THE COMPANY FOR APPROVAL AT THE ANNUAL MEETING TO BE HELD ON MAY 26, 1999.

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


         THE UNDERSIGNED, A STOCKHOLDER OF THE PRODUCERS ENTERTAINMENT GROUP LTD., A DELAWARE CORPORATION, (THE "COMPANY") HEREBY APPOINTS IRWIN MEYER AND ARTHUR BERNSTEIN, AND EACH OF THEM, THE PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING"), TO BE HELD ON MAY 26, 1999, AND AT ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, TO VOTE AND REPRESENT ALL OF THE SHARES OF THE COMPANY WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE, AS FOLLOWS:

         THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON PROPOSAL 1, A FOR VOTE ON PROPOSAL 2, A FOR VOTE OF PROPOSAL 3, A FOR VOTE ON PROPOSAL 4, A FOR VOTE ON PROPOSAL 5 AND A FOR VOTE ON PROPOSAL 6.

         1. THE APPROVAL OF THE ELECTION OF FIVE (5) DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED.

                     ____ FOR             ____ AGAINST         ____ ABSTAIN

         2. THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM THE PRODUCERS ENTERTAINMENT GROUP LTD. TO IAT RESOURCES CORPORATION.

                     ____ FOR             ____ AGAINST         ____ ABSTAIN

         3. THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK, ISSUABLE UPON CONVERSION AND EXERCISE, AS THE CASE MAY BE,
                  OF THE COMPANY'S SERIES E CONVERTIBLE PREFERRED STOCK
                  AND WARRANTS ISSUED IN CONNECTION WITH THE SECURITIES PURCHASE AGREEMENT WITH AUGUSTINE FUND, L.P., WHICH, TOGETHER WITH SHARES OF COMMON STOCK PREVIOUSLY ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT WITH AUGUSTINE FUND, L.P., WILL BE IN EXCESS OF 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING BEFORE ISSUANCE.

                     ____ FOR             ____ AGAINST         ____ ABSTAIN

         4. THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK AND COMMON STOCK ISSUABLE UPON CONVERSION OF THE COMPANY'S SERIES C-1, C-2 AND C-3 CONVERTIBLE PREFERRED STOCK TO STRATEGIC CAPITAL CONSULTANTS AND MOUNTAINGATE PRODUCTIONS, WHICH, TOGETHER WITH SHARES OF COMMON STOCK PREVIOUSLY ISSUED TO STRATEGIC CAPITAL CONSULTANTS AND MOUNTAINGATE PRODUCTIONS, WILL BE IN EXCESS OF 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING BEFORE ISSUANCE AND COULD BE CONSIDERED A CHANGE IN CONTROL OF THE COMPANY.

                     ____ FOR             ____ AGAINST         ____ ABSTAIN

         5. THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1998 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 1998 PLAN.

                     ____ FOR             ____ AGAINST         ____ ABSTAIN


         THE UNDERSIGNED HEREBY REVOKES ANY OTHER PROXY TO VOTE AT THE ANNUAL MEETING, AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXY HOLDER MAY LAWFULLY DO BY VIRTUE HEREOF. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, THE PROXY HOLDER IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE. THIS PROXY WILL BE

TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE APPROVAL OF THE ELECTION OF FIVE
(5) DIRECTORS OF THE COMPANY, THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK, ISSUABLE UPON CONVERSION AND EXERCISE, AS THE CASE MAY BE, OF THE COMPANY'S SERIES E CONVERTIBLE PREFERRED STOCK AND WARRANTS ISSUED IN
CONNECTION WITH THE SECURITIES PURCHASE AGREEMENT WITH AUGUSTINE FUND, L.P., THE APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF THE COMPANY'S SERIES C-1, C-2 AND C-3 CONVERTIBLE PREFERRED STOCK TO STRATEGIC CAPITAL CONSULTANTS AND MOUNTAINGATE PRODUCTIONS, THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1998 STOCK INCENTIVE PLAN AND AS THE PROXY HOLDER SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING, UNLESS OTHERWISE DIRECTED.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED __________, ____ RELATING TO THE ANNUAL MEETING.


                                    DATE:                      ,
                                          --------------------   ----------


                                    ----------------------------------------



                                    ----------------------------------------
                                    SIGNATURE(S) OF STOCKHOLDER(S)
                                    (SEE INSTRUCTIONS BELOW)


                                     THE SIGNATURE(S) HEREON SHOULD CORRESPOND
                                     EXACTLY WITH THE NAME(S) OF THE
                                     STOCKHOLDER(S) APPEARING ON THE STOCK
                                     CERTIFICATE. IF STOCK IS JOINTLY HELD, ALL
                                     JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                     ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                     OR GUARDIAN, PLEASE GIVE FULL TITLE AS
                                     SUCH. IF SIGNER IS A CORPORATION, PLEASE
                                     SIGN THE FULL CORPORATION NAME, AND GIVE
                                     TITLE OF SIGNING OFFICER.


                           THIS PROXY IS SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                     THE PRODUCERS ENTERTAINMENT GROUP LTD.